药品销售证明书

FREE SALE CERTIFICATE

编号（No.）：2011-017-1

中华人民共和国
湖北省食品药品监督管理局
HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

企业名称：湖北民康制药有限公司
Company：Hubei Minkang Pharmaceutical Co., Ltd
地址：湖北省宜昌市西坝路 50 号
Address：No.50 Xiba Road, Yichang, Hubei, China.

中文：	英文：	批准文号：
血美安胶囊	Xuemeian Jiaonang	国药准字 Z19990031
金明和胃胶囊	Jinming Hewei Jiaonang	国药准字 B20040040
三七片	Sanqi Pian	国药准字 H42021508
柴胡镇咳片	Chaihu Zhenke Pian	国药准字 H42021514
归脾丸（浓缩丸）	Guipi Wan	国药准字 H42021504
逍遥丸（浓缩丸）	Xiaoyao wan	国药准字 H42021444
浓缩养荣丸（浓缩丸）	Nongsuo Yangrong Wan	国药准字 H42021439
明目地黄丸（浓缩丸）	Mingmu Dihuang Wan	国药准字 H42021438
补中益气丸（水丸）	Buzhong Yiqi Wan	国药准字 H42021434

兹证明上述产品系中华人民共和国药品监督管理部门批准生产并准许在市场自由销售。
It is certified that above mentioned products have been authorized by State Drug Administration to be manufactured and freely sold on the market of China

该企业符合世界卫生组织（WHO）推荐及中国对 GMP 的要求
It is also certified that manufacturer conforms to the requirements of the Chinese Good Manufacturing Practice laid down in accordance with recommendation of the World Health Organization.

此证有效期二年
valid for two years

中华人民共和国湖北省食品药品监督管理局
HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

中国湖北省武汉市公正路 18 号，430071
NO.18,GONGZHENG,WUHAN 430071
HUBEI PROVINCE,CHINA

负责人签字 (Signature)

2011.3.31
签发日期 (Issuing Date)

药品销售证明书

FREE SALE CERTIFICATE

编号（No.）：2010-019

中华人民共和国
湖北省食品药品监督管理局

HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

企业名称：湖北民康制药有限公司
Company：Hubei Minkang Pharmaceutical Co., Ltd.
地址：湖北省宜昌市西坝路 50 号
Address：NO.50 Xiba Road, Yichang, Hubei

中文：	英文：	批准文号：
盐酸小檗碱片（黄连素片）	Berberine Hydrochloride Tablets	国药准字 H42021277

兹证明上述产品系中华人民共和国药品监督管理部门批准生产并准许在市场自由销售。
It is certified that above mentioned products have been authorized by State Drug Administration to be manufactured and freely sold on the market of China

该企业符合世界卫生组织（WHO）推荐及中国对 GMP 的要求
It is also certified that manufacturer conforms to the requirements of the Chinese Good Manufacturing Practice laid down in accordance with recommendation of the World Health Organization.

此证有效期二年
valid for two years

中华人民共和国湖北省食品药品监督管理局
HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

中国湖北省武汉市东湖路 136 号，430071
NO.136,DONGHULU,WUHAN 430071
HUBEI PROVINCE,CHINA

负责人签字
(Signature)

2010.6.25
签发日期
(Issuing Date)

药品销售证明书

FREE SALE CERTIFICATE

编号（No.）：2011-017-3

中华人民共和国

湖北省食品药品监督管理局

HUBEI FOOD AND DRUG ADMINISTRATION

THE PEOPLE'S REPUBLIC OF CHINA

企业名称：湖北民康制药有限公司
Company：Hubei Minkang Pharmaceutical Co., Ltd
地址：湖北省宜昌市西坝路 50 号
Address：No.50 Xiba Road, Yichang, Hubei, China.

中文：	英文：	批准文号：
天麻丸（水蜜丸）	Tianma Wan	国药准字 H42021452
小金丸（糊丸）	Xiaojin Wan	国药准字 H42021443
六味地黄丸（浓缩丸）	Liuwei Dihuang Wan	国药准字 H20013123
知柏地黄丸（浓缩丸）	Zhibai Dihuang Wan	国药准字 H19993173
阿归养血颗粒	Egui Yangxue Keli	国药准字 H42021403
小建中合剂	Xiaojianzhong Heji	国药准字 H42021423
小青龙合剂	Xiaoqinglong Heji	国药准字 H42021424
清热解毒口服液	Qingre Jiedu Koufuye	国药准字 H20027775
舒心口服液	Shuxin Koufuye	国药准字 H10900011

兹证明上述产品系中华人民共和国药品监督管理部门批准生产并准许在市场自由销售。
It is certified that above mentioned products have been authorized by State Drug Administration to be manufactured and freely sold on the market of China

该企业符合世界卫生组织（WHO）推荐及中国对 GMP 的要求
It is also certified that manufacturer conforms to the requirements of the Chinese Good Manufacturing Practice laid down in accordance with recommendation of the World Health Organization.

此证有效期二年
valid for two years

中华人民共和国湖北省食品药品监督管理局
HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

中国湖北省武汉市公正路 18 号，430071
NO.18,GONGZHENG,WUHAN 430071
HUBEI PROVINCE,CHINA

负责人签字 (Signatture)

2011.3.31.
签发日期 (Issuing Date)

药品销售证明书

FREE SALE CERTIFICATE

编号（No.）：2011-017-2

中华人民共和国
湖北省食品药品监督管理局
HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

企业名称：湖北民康制药有限公司
Company：Hubei Minkang Pharmaceutical Co., Ltd
地址：湖北省宜昌市西坝路 50 号
Address：No.50 Xiba Road, Yichang, Hubei, China.

中文：	英文：	批准文号：
补中益气丸（浓缩丸）	Buzhong Yiqi Wan	国药准字 H42021435
杞菊地黄丸（浓缩丸）	Qiju Dihuang Wan	国药准字 H42021445
天王补心丸（浓缩丸）	Tianwang Buxin Wan	国药准字 H42021441
麦味地黄丸（浓缩丸）	Maiwei Dihuang Wan	国药准字 H42021437
喉痛消炎丸（水丸）	Houtong Xiaoyan Wan	国药准字 H42021516
沉香化气丸（水丸）	Chenxiang Huaqi Wan	国药准字 H42021436
鼻渊丸（浓缩丸）	Biyuan Wan	国药准字 H42021433
槐角丸（水蜜丸）	Huaijiao Wan	国药准字 H42021965
木香顺气丸（水丸）	Muxiang Shunqi Wan	国药准字 H42021506

兹证明上述产品系中华人民共和国药品监督管理部门批准生产并准许在市场自由销售。
It is certified that above mentioned products have been authorized by State Drug Administration to be manufactured and freely sold on the market of China

该企业符合世界卫生组织（WHO）推荐及中国对 GMP 的要求
It is also certified that manufacturer conforms to the requirements of the Chinese Good Manufacturing Practice laid down in accordance with recommendation of the World Health Organization.

此证有效期二年
valid for two years

中华人民共和国湖北省食品药品监督管理局
HUBEI FOOD AND DRUG ADMINISTRATION
THE PEOPLE'S REPUBLIC OF CHINA

2011.3.31

负责人签字 (Signature)　　签发日期 (Issuing Date)

中国湖北省武汉市公正路 18 号，430071
NO.18,GONGZHENG,WUHAN 430071
HUBEI PROVINCE,CHINA